Exhibit 10(abb)

                                 Seventh Amendment to
                                  Agreement of Sale

               This  Seventh  Amendment   to  Agreement  of   Sale  ("Fifth
          Amendment") is entered into as follows:

               WHEREAS, Investors Life Insurance Company of North America ("Seller") and Omni Congress Joint Venture ("Buyer") entered into an Agreement of Sale (the "Agreement") having an effective date of September 5, 1995, wherein Seller agreed to sell and Buyer agreed to purchase the real property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Property"); and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("First Amendment") dated September 27, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by letter agreement ("Second Amendment") dated October 11, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Third Amendment") dated November 7, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Fourth Amendment") dated December 1, 1995; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Fifth Amendment") dated January 19, 1996; and

               WHEREAS, Seller and Buyer have previously amended the Agreement by an amendment ("Sixth Amendment") dated February 23, 1996; and

               WHEREAS,  Seller  and  Buyer have  agreed  to  further amend
          certain  terms   and  conditions   of  the   Agreement  as   more
          specifically set forth herein;

               NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree to further amend the Agreement as follows:

          1.   The  following   sentence  shall  be  inserted  between  the
               existing  first sentence and the existing second sentence of
               Section 21 of the agreement:

                    Notwithstanding the foregoing, the Physical Conditions Exception does not cover liabilities or claims asserted by third parties arising prior to Closing relative to the physical condition of the Land, Improvements or Tangible Personal Property.

          2. This Seventh Amendment may be executed in multiple counterparts which, when combined together, shall constitute an original of this Seventh Amendment. In addition, facsimile signatures of the parties shall be effective on all counterparts of this Seventh Amendment.

          3. All terms and conditions of the Agreement not specifically amended hereby are hereby ratified, confirmed, and shall continue in full force and effect.

          Executed on this the 29th day of March, 1996.

                                        Seller:

                                        INVESTORS LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA

                                        By:/s/ James M. Grace
                                           James M. Grace, Executive Vice
                                           President

                                        Buyer:

                                        BRAZOS AUSTIN CENTRE, LTD., a Texas
                                        limited partnership

                                        By:  LS-Austin   Centre,   L.C.,  a
                                             Texas     limited    liability
                                             company, its General Partner

                                        By:/s/ Mahmood Khimji
                                               Mahmood Khimji
                                                  (printed name)
                                             Its:  President